FEDERATED INSURANCE SERIES
Federated Fund for U.S. Government Securities II


-------------------------------------------------------------------------------
Supplement to the Prospectuses dated April 30, 2003




Under the heading entitled "Who Manages the Fund?", please delete Robert Cauley as a Portfolio Manager. Todd Abraham and Susan Nason remain as Portfolio Managers of the Fund.










                                                               February 17, 2004

Cusip 313916207
29648 (2/04)



























FEDERATED INSURANCE SERIES
Federated Kaufmann Fund II
      Primary Shares
      Service Shares
-------------------------------------------------------------------------------
Supplement to the Prospectuses dated April 30, 2003


Under the heading entitled "Who Manages the Fund?", please add the following:



     Jonathan Art

     Jonathan Art has been a Portfolio Manager of the Fund since October 2003. Mr. Art has been an investment analyst with the Fund's Adviser since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from 1995 to April 2001. Mr. Art earned a B.E.S. in Mathematical Sciences from The John Hopkins University and an M.S. in Management from the Massachusetts Institute of Technology.


     Mark Bauknight

     Mark Bauknight has been a Portfolio Manager of the Fund since October 2003. Mr. Bauknight has been an investment analyst with the Fund's Adviser since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from July 1997 to April 2001. Mr. Bauknight earned a B.A. in Economics and a B.A. in Political Science from the University of North Carolina at Chapel Hill and an M.B.A. from the University of Oxford.









                                                               February 17, 2004

Cusip 313916827
Cusip 313916777
29994 (2/04)